Exhibit 10.35

SECOND AMENDMENT TO TAX RECEIVABLE AGREEMENT

This Second Amendment to the Tax Receivable Agreement dated as of October 30, 2007, as amended as of December 31, 2012 (the “Agreement”), is hereby entered into by and among Pzena Investment Management, Inc., a Delaware corporation (the “Corporation”), Pzena Investment Management, LLC, a Delaware limited liability company (“PIM”) and each of the undersigned parties hereto identified as the “Members” Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

Preliminary Statement

WHEREAS, the Corporation, PIM and certain Members wish to amend the Agreement to clarify certain tax benefits payment provisions therein (this “Second Amendment”);

WHEREAS, pursuant to Section 7.06 of the Agreement, provisions therein may generally be modified or amended by written consent of the Corporation, PIM and Members who would be entitled to receive at least two-thirds of the Early Termination Payments payable to all Members thereunder if the Corporation had exercised its right of early termination on the date of the most recent Exchange prior to such amendment;

WHEREAS, Section 7.13 of the Agreement states that the Agreement shall be treated as part of the Pzena Investment Management, LLC Amended and Restated Operating Agreement, as further amended (the “LLC Agreement”); and

WHEREAS, pursuant to Section 11.01(a) of the LLC Agreement, terms and provisions therein may generally be modified or amended at any time and from time to time by written consent of the Corporation (as Managing Member as defined in the LLC Agreement), and a Majority in Interest of the Class B Members (as defined in the LLC Agreement).

NOW THEREFORE, pursuant to the above referenced sections, the Agreement is amended as follows:

1.	The term “Advisory Firm Letter” shall be deleted from Article I “Definitions”

2.	The words “and an Advisory Firm Letter supporting such Schedule” shall be deleted from Section 2.04(a)(x)

3.	Except as set forth herein, the provisions of the Agreement remain in full force and effect.

This Amendment may be executed in one or more counterparts, and each of such counterparts shall for all purposes be deemed to be an original.

IN WITNESS WHEREOF, this Second Amendment has been duly executed to be effective as of December 18, 2017.

Pzena Investment Management, Inc.,
The Corporation

/s/ Richard S. Pzena
By: Richard S. Pzena, Chief Executive Officer

 Pzena Investment Management, LLC,
PIM

/s/ Richard S. Pzena
By: Richard S. Pzena, Chief Executive Officer

Pzena Investment Management, LP
By: Pzena Investment Management, Inc. its General Partner

/s/ Richard S. Pzena
By: Richard S. Pzena, Chief Executive Officer

IN WITNESS WHEREOF, this Second Amendment has been duly executed to be effective as of December 18, 2017.

MEMBERS who would be entitled to receive at least two-thirds of the Early Termination Payments:

_/s/ William Greenblatt_________ The Aaron Pzena Family Trust By: William Greenblatt as Trustee	/s/ Jeffrey Pzena________________ The Daniel Pzena Family Trust By: Jeffrey Pzena as Trustee

/s/ Robin Pzena________________ The Eric Pzena Family Trust By: Robin Pzena as Trustee	/s/ Laura Pzena_________________ The Michele Pzena Family Trust By: Laura Pzena as Trustee

/s/ Richard S. Pzena_____________ Richard S. Pzena	/s/ John P. Goetz________________ John P. Goetz

/s/ Gary Bachman_______________ The Carrie Esther Goetz Trust By: Gary Bachman as Trustee	/s/ Gary Bachman_______________ The Rachel Theresa Goetz Trust By: Gary Bachman as Trustee

/s/ William L. Lipsey____________ William L. Lipsey	/s/ Amy Lipsey__________________ The William L. Lipsey Dynasty Trust By: Amy Lipsey as Trustee

/s/ Benjamin S. Silver___________ Benjamin S. Silver	/s/ Caroline Cai__________________ Caroline Cai

/s/ Jennifer Hay_____________________ Fidelity Investments Charitable Gift Fund By: Jennifer Hay as Director of Operations	/s/ Joel Greenblatt_________________ Milestone Associates, LLC By: Joel Greenblatt as Manager

/s/ John Flynn_______________________ John Flynn	/s/ Allison Fisch___________________ Allison Fisch